UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2009

SMITHFIELD FOODS, INC.

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 14, 2009, Smithfield Foods, Inc. (the “Company”) completed its previously announced offering of $225 million aggregate principal amount of its 10% Senior Secured Notes due July 2014 (the “Notes”). The Notes have been issued at a price equal to 104.0% of their face value, plus accrued interest from July 2, 2009 through August 14, 2009.

The Notes have identical terms and conditions, other than issue date and issue price, as the $625 million of 10% senior secured notes due 2014 issued by the Company on July 2, 2009. The Notes were issued pursuant to the same Indenture, dated as of July 2, 2009, among the Company, substantially all of the Company’s U.S. subsidiaries, as guarantors, and U.S. Bank National Association, as trustee and collateral agent (the “Indenture”), as the previously issued notes, and will vote together as a class with, and form a single series with, the previously issued notes.

The description of the terms of the Indenture and of the Company’s 10% senior secured notes due 2014 is incorporated herein by reference to the Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 8, 2009. The description of the Indenture and the Notes set forth herein and therein is summary in nature and is qualified in its entirety by reference to (i) the full text of the Notes, a form of which is attached hereto as Exhibit 4.2, which is incorporated herein by reference, and (ii) the full text of the Indenture, the Amended and Restated Pledge and Security Agreement, the Pledge and Security Agreement, the Intercreditor Agreement and the Intercreditor and Collateral Agency Agreement, copies of which were attached to the Company’s Form 8-K dated July 8, 2009 as Exhibits 4.1, 4.5, 4.6, 4.7 and 4.8, respectively, and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 4.1	Indenture, dated July 2, 2009, among the Company, the Guarantors and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.2	Form of 10% Senior Secured Note Due 2014.

Exhibit 4.5	Amended and Restated Pledge and Security Agreement, dated July 2, 2009, among the Company, the Guarantors and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.6	Pledge and Security Agreement, dated July 2, 2009, among the Company, the Guarantors, and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.7	Intercreditor Agreement, dated July 2, 2009, among the Company, the Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 4.7 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.8	Intercreditor and Collateral Agency Agreement, dated July 2, 2009, among the Company, the Guarantors, U.S Bank National Association, as collateral agent, U.S. Bank National Association, as trustee for the Notes, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch, as administrative agent (incorporated by reference to Exhibit 4.8 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: August 14, 2009	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 4.1	Indenture, dated July 2, 2009, among the Company, the Guarantors and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.2	Form of 10% Senior Secured Note Due 2014.

Exhibit 4.5	Amended and Restated Pledge and Security Agreement, dated July 2, 2009, among the Company, the Guarantors and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.6	Pledge and Security Agreement, dated July 2, 2009, among the Company, the Guarantors, and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.7	Intercreditor Agreement, dated July 2, 2009, among the Company, the Guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 4.7 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).

Exhibit 4.8	Intercreditor and Collateral Agency Agreement, dated July 2, 2009, among the Company, the Guarantors, U.S Bank National Association, as collateral agent, U.S. Bank National Association, as trustee for the Notes, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch, as administrative agent (incorporated by reference to Exhibit 4.8 of the Company’s Current Report on Form 8-K filed with the SEC on July 8, 2009).